UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/22/2007

NYSE Euronext

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33392

Delaware	20-5110848
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11 Wall Street

New York, NY 10005

(Address of principal executive offices, including zip code)

212-656-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

ITEM 7.01	REGULATION FD DISCLOSURE

On May 22, 2007, NYSE Euronext issued a press release announcing the results of operations for, and financial condition as of the end of, the first quarter of 2007 of Euronext N.V., a subsidiary of NYSE Euronext. These results of operations for, and financial condition of, Euronext N.V. were prepared in accordance with International Financial Reporting Standards.

A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished in this Form 8-K. NYSE Euronext does not intend for this Item 7.01 or Exhibit 99.1 to be deemed “filed” for any purposes under the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1—Press Release dated May 22, 2007, announcing the results of operations for, and financial condition as of the end of, the first quarter of 2007 of Euronext N.V.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext

Date: May 23, 2007	By:	/s/ Nelson Chai
Nelson Chai
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 22, 2007, announcing the results of operations for, and financial condition as of the end of, the first quarter of 2007 of Euronext N.V.